Exhibit 99.2

AquaBounty INVESTOR PRESENTATION AquaBounty Technologies, Inc. NASDAQ: AQB September 2021

Forward-Looking Statements Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation are forward-looking statements, including, but not limited to, statements regarding the economic viability of land-based production facilities; the economic and operational benefits of AquAdvantage salmon (“AAS”); the projected cost for Farm 3 (and other future farms) and its timeline for starting and completion; projections for pricing, revenue, margin, and payback periods; the potential for increases in productivity, EBITDA, and the profitability of AquaBounty Technologies, Inc. (“AquaBounty”); the size and timing of future harvests and egg production; projected growth in seafood consumption and market size, expansion of the aquaculture industry, and increasing demand for salmon; growth rates of AAS and KPIs; continuing supply constraints and their impact on pricing; the impacts of future environmental conditions; market interest in land-based aquaculture; the anticipated benefits of AAS and land-based production to consumers and the environment; non-exposure to pathogens, parasites, or environmental contaminants; the use of antibiotics, chemicals, and medications; continued operational performance against targets; the potential for consumer acceptance of AAS; AquaBounty’s farm development and commercial strategy, including demonstration of commercial viability, successful positioning and messaging of AAS, the realization of particular marketing events and campaigns, the establishment and types of sales channels, agreements with distributors and industrial producers, joint-venture relationships, and progress against commercial launch timelines; the potential for the development of additional products, product traits, operational efficiencies and scale, nutritional enhancements, recirculating aquaculture system improvements, and production sites; potential siting and countries for expansion; and the completion of field trials, approval of AAS, and potential relationships with local partners in other markets. Although management believes that the plans, objectives, and expectations reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties, and actual future results may be materially different from the plans, objectives, and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to: (i) our limited operating history and track record of operating losses; (ii) our cash position and ability to raise additional capital to finance our activities, including to fund the construction and operation of Farm 3; (iii) the anticipated benefits and characteristics of AAS; (iv) the ability to secure any necessary regulatory approvals to commercialize any products; (v) our ability to adapt to changes in laws or regulations and policies; (vi) the uncertainty of achieving the business plan, future revenue, and operating results; (vii) the impact of business, political, legal, or economic disruptions or global health concerns, including the impact of the current global health pandemic; (viii) developments concerning our research projects; (ix) our ability to successfully enter new markets or develop additional products; (x) competition from existing technologies and products or new technologies and products that may emerge; (xi) actual or anticipated variations in our operating results; (xii) market conditions in our industry; (xiii) our ability to protect our intellectual property and other proprietary rights and technologies; (xiv) the rate and degree of market acceptance of any products developed through the application of bioengineering, including bioengineered fish; (xv) our ability to retain and recruit key personnel; (xvi) the success of any of our future joint ventures, acquisitions or investments; (xvii) international business risks and exchange rate fluctuations; (xviii) the possible volatility of our stock price; (xix) our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing , including to fund the construction and operation of Farm 3 and (xx) our ability to leverage our experience with Farm 3 to create additional farms. We caution you that the foregoing list may not contain all of the risks to which the forward-looking statements made in this presentation are subject. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see AquaBounty’s public filings with the Securities and Exchange Commission (“SEC”), available on the “Investors” section of our website at www.aquabounty.com and on the SEC’s website at www.sec.gov. Forward-looking statements are not promises or guarantees of future performance, and we may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements we make, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments that we may make. All information in this presentation is as of the date of its release, and AquaBounty undertakes no duty to update or revise this information unless required by law. AquaBounty.com 2

Company And Market Overview 3

AquaBounty: Leaders in Aquaculture and Biotechnology Company Profile Headquarters:  Maynard, MA Total Employees: 88 RAS Farms: Albany, Indiana and  Prince Edward Island, Canada Pioneers in on-land aquaculture, using proprietary technology to deliver game changing solutions to global problems Committed to feeding the world with land-based salmon farmed efficiently, sustainably and profitably Blazed the trail for genetically engineered animal protein; overcoming political and perceptual hurdles Significantly increasing profitability for salmon farming in land-based Recirculating Aquaculture Systems (“RAS”) Leveraging 25 years of operational experience with RAS to produce efficiently and ensure success of new farming methods Key Milestones 1989 First AquAdvantage Salmon “AAS” line created 1995 Regulatory approval process begins for AAS 2015 U.S. Food and Drug Administration (“FDA”) approves AAS for consumption in the US 2016 Health Canada approves AAS for consumption in Canada 2017 AquaBounty purchases Indiana Farm 2018 Conventional salmon eggs enter Indiana Farm Hatchery 2019 AAS eggs enter Indiana Farm Hatchery 2020 First conventional salmon harvested in June 2021 First genetically engineered salmon harvested in May Selected Pioneer, OH for first large-scale farm AquaBounty.com 4

Investment Highlights Proprietary salmon genetics utilized to create the first of its kind, genetically engineered animal approved for consumption by FDA and Health Canada – AquAdvantage Salmon (“AAS”)³ $17 billion1 global salmon market driven by a massive supply-demand imbalance and increasing need for fresh and nutritious proteins for a growing global population2 AAS offers superior economics vs. conventional salmon by enabling 70% more harvest output while using 25% less feed⁴ – expected to provide EBITDA margins 2x higher than conventional salmon in land-based farms⁵ Competitive moat created by the regulatory framework gives us a significant lead on anyone planning to come to market with genetically engineered salmon Industry leading management team that brings significant food service, supply & production experience with a robust biotechnology & aquaculture background Process validation from the successful first harvest of conventional salmon in Q2 2020 and sales demand from the inaugural AAS harvest Q2 2021 Selected location for Farm 3 – a 10,000 metric ton commercial scale farm; confirmed basis of design; construction expected to begin in Q4 2021 AquaBounty Technologies, Inc. (NASDAQ: AQB) Share Price6 $4.54 Market Cap6 $322.5M Cash7 $204.5M Debt7 $9.5M Shares Outstanding6 71.0M Float6 198.3M Insiders & 10% Holders6 38.5% 6. Data as of August 30, 2021 7. Cash and debt as of June 30, 2021. Cash includes marketable securities and restricted cash. 1. FAO Statistical Data Search (December 2019) 2. Westhoek et al., The Protein Puzzle (2011) – United Nations 3. U.S. FDA AquAdvantage Salmon Fact Sheet, https://www.fda.gov/animal-veterinary/animals-intentional-genomic-alterations/aquadvantage-salmon-fact-sheet 4. Effects of combined ‘all-fish’ growth hormone transgenics and triploidy on growth and nutrient utilization of Atlantic salmon (Salmo salar L.) fed a practical grower diet of known composition – Elsevier, May 24, 2013 5. See Slide 22 AquaBounty.com 5

# Experienced Management Team



## Sylvia Wulf

President and CEO

Ms. Wulf has a reputation as a proven leader and accomplished executive driving both growth and improved performance. Her diverse career encompasses executive level positions in General Management, Sales, Marketing and M&A in a variety of industries.

US FOODS Tyson Sara Lee



## Alejandro Rojas, DVM

Chief Operating Officer

Dr. Rojas is a renowned expert in salmon farming. His areas of expertise include technical and economic analysis for M&A activities, new species development and consulting on fish production, aquatic health, environment and biosecurity programs.

MOWI



## Angela Olsen

General Counsel

Ms. Olsen is an experienced legal advisor driving key business outcomes through her extensive US and global expertise in commercial law, complex legal regulatory matters and litigation relating to food, agriculture and biotechnology.

DUPONT JONES DAY LATHAM & WATKINS



## David Frank

CFO and Treasurer

Mr. Frank has extensive experience working with early stage companies, both public and private and has completed financing transactions for initial start-up, growth and M&A. He brings a strategic outlook to company growth and a hands-on approach to cash management.

SMARTENERGY Magellan

## David Melbourne

Chief Commercial Officer

Mr. Melbourne is a 30-year veteran of the CPG industry, spending the last 25 years with a focus on seafood. He has expertise in Marketing, Strategy, Corporate Communications, Industry Relations and Government Affairs.

BUMBLE BEE SEAFOODS



## Mark Walton, Ph.D.

Chief Technology Officer

Dr. Walton has expertise in genetics and regulatory affairs. He is deeply involved in the on-going discussion between industry and governments on the regulation of genetically engineered animal proteins.

VIAGEN PETS recombinetics



## Melissa Daily

Chief People Officer

Ms. Daley is a strategic, business-minded people and culture leader focused on driving potential. She specializes in high performing teams, DEI (Diversity, Equity and Inclusion), novel change management, and attracting and retaining talent.

.

Fonterra



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Population Growth Creates Need for New Solutions Global population projected at 9 billion people by 2050 – 26% growth in 30 years1, with a growing middle class driving increased protein demand Bullet on protein growth needed – aquaculture doubling from previous deck 90%+ of world's fisheries are fully fished or overfished, according to FAO’s The State of World Fisheries and Aquaculture 2020 No further pressure can be placed on wild fisheries Critical impacts on water and energy usage & the need to reduce greenhouse gas emissions Viable sea cage farming has limitations: Sea lice Algae bloom Ocean contamination – micro plastics We believe there is a better way! Remarkable Increases in Global Population Require Remarkable Solutions 1. World Populations Prospects 2019 – United Nations AquaBounty.com 7

# Atlantic Salmon – Large Market With Inefficient Supply Chain

## Land-Based RAS Farming Has Potential to Disrupt The Industry



3-6 Days
5-8 Days
NORWAY, FAROE IS. ICELAND kt
Harvest 1,300
Market 45
NORTH AMERICA kt
Harvest 143
Market 527
EU kt
Harvest 180
Market 1,012
RUSSIA kt
Harvest 10
Market 79
ASIA kt
Harvest 0.5
Market 297
LATIN AMERICA kt
Harvest 621
Market 163
OCEANIA kt
Harvest 58
Market 57
= High freight cost, large carbon footprint, reduced product shelf life

Global Atlantic Salmon Market = 2.3 million metric tons worth $16.7 billion[2,3]

### Market Dynamics

- Salmon is widely known to be healthy & nutritious[1]

**Inefficient Supply Chain:**

- Current sea-cage operations are highly dependent on-air freight
- Supply is constrained in production locations for environmental & regulatory issues related to production methods

**Long-term Demand Drivers:**

- A domestic imperative to meet rising U.S. demand
- Growing population and rising middle class, bringing an increased demand for healthy protein

### COVID-19 Update

- Demand in the U.S. initially fell as COVID-19 negatively impacted food services[4]
- Demand for salmon has strengthened as COVID-19 measures have become less restrictive and spot prices are strong[5]
- Per capita consumption increased 44% as consumers shifted spending from restaurants to grocery, supermarkets and retailers saw frozen and fresh seafood sales consistently outperform rest-of-store sales, rising 26% in December 2020[6]

1. Salmon Nutrition: Everything You Need To Know About Salmon – NFI, July 1, 2019. A Guide To Eating Seafood During Pregnancy – Dish On Fish, April 25, 2019
2. Kontali Analyse - Mowi Handbook 2020 – Pre COVID-19
3. FAO Statistical Data Search (December 2019) – Pre COVID-19
4. The Fish Site: How COVID-19 is impacting the global salmon and shrimp sectors
5. Undercurrent News (August 30, 2021): US Atlantic Salmon Market in Midst of Unprecedented Rebound
6. Bloomberg, citing IRI, four weeks ended 12/27/20 and 12/27/19

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Atlantic Salmon Competitive Landscape Salmon farming competition is primarily in sea cages and to a lesser extent land-based farming Growing momentum in land-based salmon farming projects has the potential to further disrupt the industry Growth in Land-Based Salmon Farming Volume plans identified in 2018 vs 2019 (kt) 1000 900 800 700 600 500 400 300 200 100 0 2019 2020 2021 2020+ 2018 Analyis 2019 Analysis U.S. RAS Farms In Production AquaBounty IN – 1,200 mt First Harvest 2020 ATLANTIC SAPPHIRE. FL (Phase 1) – 10,000 mt FL (Phase 2) – 25,000 mt First Harvest 2020 North American RAS Farms Announced and in Development NORDIC AQUAFARMS ME – 33,000 mt CA – 33,000 mt WHOLE OCEANS ME – 20,000 mt West Coast SALMON NV – 15,000 mt AquaCon MD – 100,000 mt PURE salmon VA – 25,000 mt International Sea-Cage Operations MOWI 417,000 mt CERMAQ 192,000 mt AGROSUPER 188,000 mt LEROY 180,000 mt SALMAR 158,000 mt Grieg Seafood 83,000 mt Sources: DNB Landbased Salmon; IntraFish Land-Based Salmon Farming Report 2019; SeafoodSource; company data and websites; Kontali Salmon World 2019 AquaBounty.com 9

# AquaBounty is Well Poised to Take Advantage of Fragmented State of Aquaculture

**Market fragmentation plus favorable industry tailwinds ideally position AquaBounty to take market share**

- Aquaculture now supplies the majority of the fish we consume
- Enormous growth potential in land-based farming with shrinking wild salmon sizes and marine-based salmon farms under mounting pressure to clean up or close down
- Fewer than 100 land-based salmon projects globally, some attracting significant interest from private equity and investment banks
- Although expensive and environmentally challenging, proponents say land-based salmon farms offers the best shot at making seafood sustainable

**Well-positioned than competitors to produce safe, secure, and sustainable salmon without premium pricing**

Sourcing the World's Fish

Global capture fisheries and aquaculture production, in metric tons


Capture fisheries, inland waters
Capture fisheries, marine waters
Aquaculture, inland waters
Aquaculture, marine waters
180m
120
60
0
1961
1980
2000
2018

Excludes aquatic mammals; crocodiles, alligators, and caimans; and seaweeds and other aquatic plants.
Data: Food and Agriculture Organization of the United Nations

*"All in all, it's safe to say that AquaBounty is not only a pioneer in its niche, but a big fish in a very lucrative pond"* – Louis Navellier, InvestorPlace

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State of The Current  Business

We Have Reached a Key Inflection Point in Commercialization Scaling the Business Made strong strides against our long-term plans to scale commercial production and expand production capacity. Announced Pioneer, OH as location for Farm 3 and expect to begin construction in Q4 2021 Ramping Production First processing capability on-line at Indiana farm as of January 2021 Conventional salmon harvest completed Q2 2020 First AAS harvest and sale in Q2 2021 Bringing AAS to Market Robust communications platform in place to engage consumers, customers and the culinary community On-going dialogue with various sales channel partners to continue refining messaging and pricing To date, all harvest of AAS have been sold with demand continuing to build Indications of interest in long-term supply agreements Bolstering our Balance Sheet Completed four equity transactions, providing net proceeds of $224 million Actively pursuing additional funding for Farm 3, including debt financing AquaBounty.com 12

KPI’s Meeting Expectations AquAdvantage Salmon show growth rates on or above target and feed Conversion Rate results are meeting goals Continuously improving KPIs and delivering solid results with a less than optimal farm design or latest technology Cost and performance improvement is on-going through R&D initiatives, including feeding trials, biofiltration/water management fine-tuning and density optimization Farm Fish Type Number Biomass (mt) Harvest Indiana AAS Batch 1 AAS Batch 2 AAS Batch 3 AAS Batch 4 AAS Batches 5-7 34,900 64,100 64,000 45,900 292,000 125 162 123 55 66 Q3‘21 / Q4‘21 Q4‘21 / Q1‘22 Q1‘22 / Q2‘22 Q2‘22 / Q3‘22 Rollo Bay AAS Batch 1 AAS Batch 2 10,600 15,300 50 38 Q3‘21 / Q4‘21 Q4’21 / Q1’22 Source: Expected harvests based on AquaBounty Technologies, Inc. assumptions and projections. AquaBounty 13

# AquAdvantage Salmon: Better for the Environment. More for Consumers.

## Enhanced Benefits of Controlled Operations Compared To Sea-Cage Farming



### Faster Growth
Critical during most vulnerable stages of fish lifecycle

### Lower Carbon Footprint
Greater than 95% water recycled and reduced transportation to consumption

### Less Feed Used
25% improvement in Feed Conversion Rate (FCR)[1]

### Aquaponics / Hydroponics
Efficient use of resources and waste utilization as agriculture fertilizer

### Biosecurity
Designed to prevent escapement and impacts on broader ecosystem

### No Chemicals or Antibiotics
Reduced risk of infections commonly seen in sea-cage farming

### Customer Value Proposition
Pricing strategy aligned to market rates with potential to raise prices upon production of Superior Grade salmon

1. Effects of combined 'all-fish' growth hormone transgenics and triploidy on growth and nutrient utilization of Atlantic salmon (Salmo salar L.) fed a practical grower diet of known composition – Elsevier, May 24, 2013

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Driving Growth & Expansion

Farm 3 Expansion Plans Proceeding Key Achievements Completed basis of design and have issued request for proposals on construction of Farm 3 for our large-scale, 10,000 metric ton farm Selected Pioneer, OH, as the site for Farm 3 from an initial pool of approximately 230 sites Evaluation criteria included water/waste-water volumes, low electricity prices, proximity to major population centers, availability of labor pools and supportive political environment On track for permit requirements Completed detailed Basis of Design documents used to pursue competitive construction bids and tax exempt “green bond” financing Bids are due week of 9/13 and will be evaluated for additional efficiency and cost optimization by an external value engineering company Site preparation and construction expected to begin in Q4 2021 Currently targeting 20% - 40% of the construction cost with debt Farm 3 Partners Farm 3 Builder Leading design-build engineering firm in the food market RAS Equipment Provider Designs advanced aquatic solutions for the aquaculture industry Site Selection Global site selection firm specializing in farming and aquaculture AquaBounty.com 16

AquaBounty Has Selected Pioneer, Ohio Preliminary Rendition of Pioneer Farm Site Overview Estimated Square Footage: 479,000 sqft Expected to create 100+ jobs Expected Construction Start Date: Q4 2021 Next Steps Finalize economic and tax incentives Complete real estate purchase Select engineering/construction firm and finalize project budget Complete permitting process Actively pursuing additional funding including debt financing Template for Future Farms Knowledge in site selection, government regulations, financing, and engineering will create the template for planning additional farms including improved design and technology Incorporating key learnings from Farm 3 will benefit start up and training for future farms We look forward to forging positive relationships with residents in Pioneer & Williams County, supporting the community, and being good neighbors the community can trust and count on AquaBounty.com 17

Continued Global Expansion North America Continued expansion in U.S. and Canada with potential for 3-5 farms by 2025 International Conversations continue with expansion partners in South America, Asia & the Middle East Targeting high volume/strategic Net Import markets to include: China: 198,000 mt Brazil: 110,000 mt Israel: 40,000 mt Argentina: 11,000 mt Israel In advanced discussions to form a 50/50 JV with a leading partner for Farm 4 China In early stage discussions with two potential operating partners and moving forward with field trials in preparation for regulatory approval Brazil & Argentina Approved for field trials in Argentina (2015). Regulatory approval granted in Brazil (Jun 2021) & exploring potential operating partners AquaBounty.com 18

Optimizing Current Technology While Innovating for the Future Biotechnology leader providing molecular solutions that address problems & opportunities for the global aquaculture industry World Class operator of land-based Recirculating Aquaculture Systems Committed to the excellent husbandry and nutrition of fish Seafood Genetics Improving & delivering enhanced traits, particularly in salmon: Selective breeding Gene editing Accelerated trait delivery RAS Technology Enhancements Land-based aquaculture experience expanded to additional species Maximize system performance Biofilter optimization Biomass optimization Energy efficiency Nutrition and Disease Better feed formulations Sustainability of feed Improve RAS performance Enhanced performance
& resilience Nutritional profile AquaBounty.com 19

A Combination of Organic and Inorganic Opportunities Optimize Growth Portfolio Our focus is primarily on organic growth with a small portion dedicated towards inorganic growth opportunities PRIMARY Organic Growth Egg Production Expanding production opportunity based on market demand Leverages current capabilities with minimal capex with facility expansion targeted for Q1 2022 Ongoing R&D Projects Generate sustainable future revenue, improve ESG metrics, and investor sentiments SECONDARY Inorganic Growth M&A JV Investment Careful evaluation of inorganic growth opportunities that align with core strategies AquaBounty.com 20

Key Financial Metrics

# AquAdvantage Salmon Economics vs. Conventional Salmon



Throughput increase leverages site infrastructure
Improved feed conversion by ~25% reduces feed costs
Faster growth to harvest weight (> 4kg) results in 1.7X increase in harvest
EBITDA
Feed is the largest variable production cost
18 vs 26 mo's
AquAdvantage
Conventional
2X Farm EBITDA $1
70% Production Advantage
Conventional salmon in land-based RAS EBITDA
Same sized farm
AquAdvantage Salmon in land-based RAS EBITDA

## Faster growth to harvest accelerates returns on investment in farm operations

1. Management estimates based on current assumptions. EBITDA is defined as farm operation net income (loss), plus depreciation expense, other income/expense, including interest expense and interest income, and the provision for income taxes.

Note: Current assumptions may turn out to be incorrect including changes in prices of feed and other variable costs or growth rate of the salmon

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Farm 3 Expected to Generate Industry-Leading Economics1 AquAdvantage Profitable at Commodity Pricing Precision farming in conjunction with our technical expertise ensure consistency in supply and cost Biosecurity – protects from exposure to disease and parasites 100% grown, harvested and processed close to consumption A fresher product to market with significant reduction in transportation costs and carbon emissions Proprietary AquAdvantage Salmon Accelerates ROI AAS delivers significantly more EBITDA vs. conventional RAS salmon GE benefits vs. conventional salmon reflect key advantages: Reduced time to harvest, from 26 months to 18 months for AAS, results in 70% more farm-gate output per year Improved feed conversion reduces feed costs by ~25%, which is the largest single component of RAS production expenses Increased production levels result in operating leverage for farm labor and oxygen expenses Source: Expected harvests based on AquaBounty Technologies, Inc. assumptions and projections. Note: Current assumptions may turn out to be incorrect including changes in prices of feed and other variable costs or growth rate of the salmon AquaBounty.com 23

2021 Financial Update Capitalization Cash, Marketable Securities and Restricted Cash (as of June 30, 2021, $ in thousands) $204,539 Debt (as of June 30, 2021, $ in thousands) ACOA AIF Grant, 0% Interest $2,316 ACOA Term Loan, 0% Interest, Matures February 2027 $171 ACOA Term Loan, 0% Interest, Matures September 2029 $370 Kubota Canada Ltd., 0% Interest, Matures January 2025 $40 Finance PEI Term Loan, 4% Interest, Matures November 2023 $2,033 Department of Fisheries and Oceans, 0% Interest, Matures August 3032 $416 First Farmers Bank & Trust Loan Facility, 5.3% Interest, Matures October 2028 $4,000 Warrants (Outstanding as of June 30, 2021, in thousands of shares) $3.25 Exercise Price 418 Common Stock (Outstanding fig^of August 30, 2021 in thousands of shares) 71,026 Sources: AQB’s Q2’2021 10-Q AquaBounty.com 24

Current and Long-Term Growth Targets1 Performance Metrics Production output growth target = 50,000 mt by 2030 Assumes 4 to 5 new farms Targeting 20% – 40% in non-dilutive financing sources (ex: debt) Contribution margin % per farm of 23% Payback period of 8 years per farm Projected Production Output (mt) 2020 2021 2020 2023 4 2024 14 2025 24 2026 34 2027 44 2028 51 Based on AquaBounty Technologies, Inc. current assumptions and projections. These assumptions and projections may change in the future. AquaBounty.com 25

Let’s Have a Conversation AquaBounty uses next-generation land-based aquaculture and gene-editing technology that supports ocean conservation and provides consumers with regional access to nutritious, fresh and affordable salmon with no added antibiotics. Investor Relations Greg Falesnik Managing Director – MZ North America (949) 385-6449 AQB@mzgroup.us AquaBounty David A. Frank Chief Financial Officer +1-978-648-6000 dfrank@aquabounty.com 26